SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________________
FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________________
Date of Report (Date of earliest event reported):  July 9, 2007
REIDCO ACQUISITION I INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52373	02-0786379
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

c/o Spencer Clarke LLC, 505 Park Avenue, 4th Floor, New York, NY 10022
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (212) 446-6111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 9, 2007, Reidco Acquisition I Inc. (the “Company”) was informed by Ronald N. Silberstein, CPA, PLLC (“RNS”), the Company’s independent registered public accounting firm, that RNS consummated a merger (the “Merger”) with Maddox Ungar, PLLC (“MU”).  The name of the post-merger firm is Maddox Ungar Silberstein, PLLC (“Maddox Ungar Silberstein”), which is registered with the Public Company Accounting Oversight Board of the United States.  As a result of the Merger, on July 9, 2007, RNS resigned as the Company’s independent registered public accounting firm.  On July 9, 2007, the Company engaged Maddox Ungar Silberstein as its new independent registered public accounting firm.  Pursuant to Item 304(a) of Regulation S-B under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	RNS resigned as the Company’s independent registered public accounting firm effective on July 9, 2007.

(ii)
Since June 11, 2007, the date on which the company engaged RNS, through the date hereof, the accountant’s report on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles.  The accountant’s report contained an explanatory paragraph describing going concern contingencies.

(iii)	The Company’s Board of Directors approved and authorized the engagement of Maddox Ungar Silberstein.

(iv)
Since June 11, 2007 through the date hereof, there were no disagreements with RNS on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of RNS, would have caused RNS to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that RNS furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a).  A copy of the letter furnished by RNS in response to this request, dated July 9, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	On July 9, 2007, Maddox Ungar Silberstein was engaged as the Company’s new independent registered public accountant.

(i)
During the two most recent fiscal years and the interim period preceding the engagement of Maddox Ungar Silberstein, the Company has not consulted with Maddox Ungar Silberstein regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Maddox Ungar Silberstein or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits:  The following exhibits are filed as part of this report:

Exhibit
Number	Description

16.1	Letter from Ronald N. Silberstein, CPA, PLLC regarding change in certifying accountant, dated July 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2007	REIDCO ACQUISITION I INC.

	By:	/s/ Reid H. Drescher
Name: Reid H. Drescher
Title President